                                  SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
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     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 NextCard, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   Registrant
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

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     previously. Identify the previous filing by registration statement number,
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

                                [NEXTCARD LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 2001
                            ------------------------

To our Stockholders:

     The 2001 Annual Meeting of Stockholders of NextCard, Inc. will be held in Nob Hill Suites C & D of the Marriott Hotel, at 55 Fourth Street, San Francisco, California, on Wednesday, June 6, 2001, beginning at 2:00 p.m., Pacific Daylight Time. At the meeting, the holders of shares of NextCard's Common Stock will act on the following matters:

     1. Election of two (2) Class II Directors, each for a term of three years;

     2. Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for fiscal 2001; and

     3. Any other matters that properly come before the meeting.

     All holders of record of NextCard's Common Stock at the close of business on April 16, 2001 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

IF YOU PLAN TO ATTEND:

     PLEASE NOTE THAT SPACE LIMITATIONS MAKE IT NECESSARY TO LIMIT ATTENDANCE TO STOCKHOLDERS AND ONE GUEST. ADMISSION OF GUESTS TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. REGISTRATION AND SEATING WILL BEGIN AT 12:00 NOON. EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS (I.E., "STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

                                          By order of the Board of Directors,

                                          /s/ JEREMY LENT

                                          JEREMY R. LENT
                                          Chairman of the Board & Chief Strategy
                                          Officer

April 30, 2001
San Francisco, California

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1
  What is the purpose of the annual meeting?................    1
  Who is entitled to vote at the meeting?...................    1
  Who can attend the meeting?...............................    1
  What constitutes a quorum?................................    2
  How do I vote?............................................    2
  Can I vote by telephone or electronically?................    2
  Can I change my vote after I return my proxy card?........    2
  How do I vote my Employee Stock Purchase Plan shares?.....    2
  What are the Board's recommendations?.....................    2
  What vote is required to approve each item?...............    3
STOCK OWNERSHIP.............................................    3
  Who are the largest owners of NextCard's common stock?....    3
  How much stock do NextCard's directors and executive
     officers own?..........................................    4
  Compliance with Section 16(a) of the Securities Exchange
     Act of 1934............................................    6
ITEM 1 ELECTION OF DIRECTORS................................    6
  Directors Standing for Election...........................    6
  Directors Continuing in Office............................    7
  How are directors compensated?............................    8
  How often did the Board meet during fiscal 2000?..........    8
  What committees has the Board established?................    9
  Report of the Audit Committee.............................    9
  Executive Compensation....................................   10
     Report of the Compensation Committee...................   10
     Compensation Committee Interlocks and Insider
      Participation.........................................   11
     Stock Performance......................................   12
     Executive Compensation Summary Table...................   13
     Option Grants and Exercises and Values for Fiscal
      2000..................................................   14
     Employment Agreements..................................   14
     Change of Control Arrangements.........................   15
     Certain Transactions...................................   16
ITEM 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT
  ACCOUNTANTS...............................................   16
  Audit Fees................................................   17
  Financial Information Systems Design and Implementation
     Fees...................................................   17
  All Other Fees............................................   17
OTHER MATTERS...............................................   17
ADDITIONAL INFORMATION......................................   17
EXHIBIT A: AUDIT COMMITTEE CHARTER..........................  A-1

                                [NEXTCARD LOGO]

                                 NEXTCARD, INC.
                               595 MARKET STREET
                                   SUITE 1800
                        SAN FRANCISCO, CALIFORNIA 94105

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement contains information related to the annual meeting of stockholders of NextCard, Inc. to be held on Wednesday, June 6, 2001, beginning at 2:00 p.m., in Nob Hill Suites C & D of The Marriott Hotel at 55 Fourth Street, San Francisco, California, and at any postponements or adjournments thereof. NextCard intends to mail this Proxy Statement and accompanying proxy card on or about April 30, 2001.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will act upon the election of two (2) Class II Directors, the ratification of the appointment of our independent accountants for fiscal 2001 and any other business that legitimately comes before the meeting. Management will also report on NextCard's fiscal 2000 performance and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on April 16, 2001 are entitled to receive notice of the annual meeting and to vote their shares of common stock held on that date at the meeting or at any postponements or adjournments of the meeting.

     Each outstanding share of our common stock is entitled to one vote on each matter presented for action at the annual meeting; our non-voting common stock is not permitted to vote on any matter to be acted upon at the annual meeting. The only holders of shares of non-voting common stock are Brentwood Associates VII, L.P. and Brentwood Associates VIII, L.P. Jeffrey D. Brody, one of our directors, is a general partner of Brentwood Venture Capital, the investment manager of the Brentwood funds.

WHO CAN ATTEND THE MEETING?

     Only stockholders at and as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder, or his or her duly appointed proxy, may be accompanied by no more than one guest. However, seating is limited and admission of guests to the meeting will be on a first-come, first-served basis. Registration will begin at 12 noon, and seating will begin at 1:00 p.m. Each stockholder and guest may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on April 16, 2001 will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 51,334,794 shares of our common stock were outstanding (not including 1,873,888 shares of non-voting common stock, which will not be counted for purposes of determining whether or not a quorum exists). Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting, and will therefore count for purposes of determining whether or not a quorum exists.

HOW DO I VOTE?

     If you properly complete and sign the accompanying proxy card and return it to us by June 5, 2001 it will be voted as you direct. If you are the record holder of your shares and attend the meeting in person, you may deliver your completed proxy card to us at the meeting. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If you are the record holder of your shares (that is, if you hold a stock certificate registered in your name), you may vote by telephone or electronically via the Internet by following the instructions included with your proxy card. If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m. on June 5, 2001.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Corporate Secretary either a notice of revocation or a duly executed proxy bearing a later date. You may also revoke your proxy at the meeting and vote your shares directly. "Street name" stockholders who wish to revoke a proxy and vote their shares at the meeting must obtain a proxy card from the institution holding their shares. Please note that attendance at the meeting will not by itself revoke a previously granted proxy.

HOW DO I VOTE MY EMPLOYEE STOCK PURCHASE PLAN SHARES?

     If you have purchased shares through our Employee Stock Purchase Plan, you may vote the number of shares of common stock in your account as of the record date. Proxy materials will be forwarded to each stockholder by Credit Suisse First Boston Corporation (formerly Donaldson, Lufkin & Jenrette Securities Corporation).

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - for election of the nominated slate of directors (see page 6); and

     - for ratification of the appointment of Ernst & Young LLP as NextCard's independent accountants for fiscal 2001 (see page 16).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Directors. Under Delaware law, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum at the meeting.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum at the meeting.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF NEXTCARD'S COMMON STOCK?

     Except as set forth in the following table, we know of no single person or group that is the beneficial owner of more than 5% of either class of our common stock as of April 16, 2001. On that date, 53,208,682 shares of common stock were outstanding, including 1,873,888 shares of non-voting common stock.

                                                 AMOUNT AND NATURE OF      PERCENT OF
    NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP(1)      CLASS(1)
    ------------------------------------       ------------------------    ----------
Entities Associated with Brentwood Venture
  Capital(2).................................         7,026,031              13.20%
  3000 Sand Hill Road,
  Building 1, Suite 260,
  Menlo Park, CA 94025
Amazon.com, L.L.C.(3)........................         4,400,000               8.27%
  1200 Twelfth Avenue South -- Suite 1200
  Seattle, WA 98144
Jeremy & Molly Lent..........................         4,363,878               8.20%
  595 Market Street -- Suite 1800
  San Francisco, CA 94105
Entities associated with Moore Capital
  Management, Inc.(4)........................         3,397,498               6.39%
  1251 Avenue of the Americas,
  New York, NY 10020
Feirstein Capital Management, L.L.C.(5)......         2,700,000               5.01%
  767 Third Avenue -- 28th Floor
  New York, NY 10017

---------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock subject to options, warrants or other rights to purchase that are currently exercisable or are exercisable within 60 days after April 16, 2001 are deemed outstanding for purposes of computing the percentage ownership of the persons holding such options, warrants or other rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 205,342 shares held by Brentwood Affiliates Fund, L.P. and 67,140 shares held by Brentwood Affiliates Fund II, L.P. Includes also 5,089,961 shares held by Brentwood Associates VII, L.P. and 1,611,445 shares held by Brentwood Associates VIII, L.P., of which 1,424,155 and 449,733 shares, respectively, are non-voting common stock. Non-voting common stock may be converted into an equal number of shares of voting stock provided that the holder of the shares will not own more than 9.999% of the voting power of any class of our equity securities. Accordingly, all shares of non-voting and voting common stock have been aggregated as a single class for purposes of reporting amount and percentage ownership. Amount shown includes 52,143 shares issuable within 60 days upon exercise of options issued to Jeffrey D. Brody, a director of NextCard and a General Partner of Brentwood Venture Capital.

(3) Represents 4,400,000 shares issuable upon exercise of an immediately exercisable warrant.

(4) Includes 1,392,974 shares of common stock held by Moore Global Investments, Ltd., 1,383,749 shares of common stock held by Moore Overseas Technology Venture Fund, LDC, 305,775 shares of common stock held by Remington Investment Strategies, LP. and 315,000 shares of common stock held by Moore Technology Venture Fund, LLC. Moore Capital Management, Inc., a Connecticut corporation, is vested with investment discretion with respect to portfolio assets held for the account of Moore Global Investments, Ltd., Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC. Moore Capital Advisors, LLC, a New York limited liability company, is the sole general partner of Remington Investment Strategies, LP, a Class B Shareholder of Moore Overseas Technology Venture Fund, LDC and managing member of Moore Technology Venture Fund, LLC. Mr. Louis M. Bacon is the majority stockholder of Moore Capital Management, Inc., and is the majority equity holder of Moore Capital Advisors, LLC. As a result, Mr. Bacon, though he disclaims beneficial ownership of the shares, may be deemed to be the beneficial owner of the aggregate shares held by Moore Global Investments, Ltd., Remington Investment Strategies, LP, Moore Technology Venture Fund, LLC and Moore Overseas Technology Venture Fund, LDC. Information shown is based upon a Schedule 13G filed by Moore Capital Management, Inc. on February 2, 2001.

(5) Feirstein Capital Management, L.L.C. is the beneficial owner of the above-described shares on behalf of its clients. Mr. Barry R. Feirstein is the principal of is the majority stockholder of Feirstein Capital Management, L.L.C. and, as a result, Mr. Feirstein may be deemed to be the beneficial owner of the aggregate shares held by Feirstein Capital Management, L.L.C. Information shown is based upon a Schedule 13G filed by Feirstein Capital Management, L.L.C. on February 2, 2001.

HOW MUCH STOCK DO NEXTCARD'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The table on the following page shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, the executive officers named in the Executive Compensation Summary Table on page 13 and all directors and executive officers as a group. Except as otherwise indicated, all information is as of April 16, 2001.

                                                             AGGREGATE NUMBER         SHARES            PERCENT
                                                                OF SHARES        ACQUIRABLE WITHIN     OF SHARES
                NAME                        POSITION           OWNED(1)(2)          SIXTY DAYS       OUTSTANDING(3)
                ----                        --------        ------------------   -----------------   --------------
Jack M. Antonini.....................  Director                        -0-              10,000               *
Jeffrey D. Brody.....................  Director                  6,973,888              52,143           13.20%
Yinzi Cai............................  President & Chief           104,755             219,512               *
                                       Operating Officer
Daniel R. Eitingon...................  Director                     32,500              45,834               *
John V. Hashman......................  Chief Executive              29,641             386,875               *
                                       Officer & Director
Jeremy R. Lent.......................  Chairman of the           3,385,753             978,125            8.20%
                                       Board & Chief
                                       Strategy Officer
Safi U. Qureshey.....................  Director                    806,525             165,640            1.83%
Bruce G. Rigione.....................  Chief Financial             631,679             159,250            1.49%
                                       Officer & Director
Steven C. Rubinow....................  Chief Technology                -0-             169,875               *
                                       Officer
All directors and executive officers
  as a group (10 persons)(4).........                           12,060,461           2,382,358           27.14%

---------------
 *  Represents less than 1.0%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of NextCard's officers and directors disclaim beneficial ownership of some of the shares included in the table, as follows:

        - Mr. Brody disclaims beneficial ownership of the shares held by each of the entities associated with Brentwood Venture Capital except to the extent of his interest therein.

        - Ms. Cai disclaims beneficial ownership of 160 shares owned by her spouse.

        - Mr. Qureshey disclaims beneficial ownership of 171,500 shares held by Skyline Nevada, L.L.C., and 135,000 shares held by the Uns Safi Qureshey Investment Trust and 135,000 shares held by the Zeshan Neil Qureshey Investment Trust, investment trusts established by Mr. Qureshey for the benefit of his two adult sons.

        - Mr. Rigione disclaims beneficial ownership of 2,300 shares of common stock held for the benefit of his minor son.

(2) None of the named executive officers participated in NextCard's Employee Stock Purchase Plan in 2000. For other executive officers, the number of shares shown includes 2,373 shares.

(3) Based on 53,208,682 shares (including 1,873,888 non-voting shares) outstanding at April 16, 2001.

(4) Does not include shares held by Timothy J. Coltrell, formerly NextCard's Chief Operating Officer. Mr. Coltrell resigned as of January 1, 2001.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.

     Based on a review of filings made with the Securities and Exchange Commission and written representations from each of the above-named individuals that no other reports were required, we believe that, except as set forth below, all of our directors and executive officers complied during fiscal 2000 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934:

     - On March 15, 2000, John Hashman and Daniel Springer (a former executive officer) reported the acquisition of 250,000 shares and 58,594 shares, respectively, of common stock on February 15, 2000 through the exercise of stock options.

     - On September 8, 2000, Timothy Coltrell (a former executive officer) reported the acquisition of a total of 197,440 shares of common stock acquired on April 5, 2000 through the exercise of stock options.

                                     ITEM I

                             ELECTION OF DIRECTORS

     The Board of Directors is currently divided into three classes, having three-year terms that expire in successive years. The current term of office of directors in Class II expires at the 2001 annual meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as Class II directors, be re-elected for a new term of three years and until their successors are duly elected and qualified. Each of the nominees has consented to serve a three-year term. If either of the nominees becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

                        DIRECTORS STANDING FOR ELECTION

CLASS II DIRECTORS. The directors standing for election are:

JEFFREY D. BRODY                          Director since 1997
                                          Member of the Compensation Committee

     Mr. Brody has been employed by Brentwood Venture Capital since April 1994, and has been a General Partner since October 1995; Mr. Brody is also a Managing Director of Redpoint Ventures, a venture capital firm. Mr. Brody holds a B.S. from the University of California at Berkeley and an M.B.A. from Stanford University Graduate School of Business. Mr. Brody is a member of the board of directors of Concur Technologies, as well as several private companies. Mr. Brody is 41 years old.

SAFI U. QURESHEY                          Director since 1997
                                          Member (Chair) of the Audit Committee
                                          Member of the Compensation Committee

     Mr. Qureshey is a private investor. Mr. Qureshey is the founder of AST Research, a personal computer manufacturer, and served as its Chairman and Chief Executive Officer from 1980 to 1997. Mr. Qureshey also is President of the Southern California Chapter of The Indus Entrepreneurs, a networking and mentoring organization for entrepreneurs, and is a former member of President Clinton's Export Counsel, a private advisory group focusing on increasing exports of United States goods and services. Mr. Qureshey holds a B.S. from the University of Karachi, and a B.S. from the University of Texas at Arlington. Mr. Qureshey is 50 years old.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" BOTH NOMINEES FOR ELECTION.

                         DIRECTORS CONTINUING IN OFFICE

CLASS I DIRECTORS. The following Class I directors are serving for terms ending at our 2003 annual meeting.

JACK M. ANTONINI                          Director since 2000
                                          Member of the Audit Committee

     In October 2000, Mr. Antonini joined the Board of Directors to serve the unexpired term of Alan N. Colner, who had resigned for personal reasons. Mr. Antonini is a private investor. From August 1997 through February 2000, Mr. Antonini was Executive Vice President of First Union Corporation, the parent of First Union National Bank, and a member of its Executive Management Committee. From September 1995 through July 1997, Mr. Antonini was Vice Chairman and Chief Financial Officer of First USA, the largest issuer of Visa cards. Mr. Antonini holds a B.S. in Business from Ferris State University. Mr. Antonini is 47 years old.

DANIEL R. EITINGON                        Director since 1999
                                          Member of the Audit Committee

     Mr. Eitingon is a private investor. From March 1997 to September 1999, Mr. Eitingon was the President of the Global Support Services Group and a member of the Management Executive Committee of Visa International. From December 1986 through February 1997, Mr. Eitingon was an Executive Vice President in charge of the technology banking group and served as a member of the Executive Operating Committee of First Interstate Bank. Mr. Eitingon holds a B.S. from Cornell University, an M.S.E.E. from the University of California at Berkeley and an M.B.A. from the University of Chicago. Mr. Eitingon is 55 years old.

JOHN V. HASHMAN                           Director since 2000

     In August 2000, Mr. Hashman was appointed our President and Chief Executive Officer and elected a Class I Director. From March 2000 through August 2000, Mr. Hashman served as our President and Chief Financial Officer. From August 1997 through March 2000, Mr. Hashman served as our Chief Financial Officer. Prior to joining us, Mr. Hashman worked at Providian Bancorp, a direct marketing credit card issuer, where he served most recently as Vice President, Direct Telemarketing from June 1995 to September 1997. Mr. Hashman holds a B.S. from Southeast Missouri State University and an M.B.A. from the University of San Francisco. Mr. Hashman is 41 years old.

CLASS III DIRECTORS. The following Class III directors are serving for terms ending at NextCard's 2002 annual meeting.

JEREMY R. LENT                            Director since 1996
                                          Member of the Nominating Committee

     Mr. Lent co-founded NextCard with his wife, Molly Lent, in June 1996 and served as Chairman of the Board and Chief Executive Officer from inception through August 2000, when he was appointed Chairman of the Board and Chief Strategy Officer. From May 1991 to January 1995, Mr. Lent served as Chief Financial Officer of Providian Bancorp, a direct marketing credit card issuer. Mr. Lent received a B.A. and an M.A. from Cambridge University and an M.B.A. from the University of Chicago. Mr. Lent is 40 years old.

BRUCE G. RIGIONE                          Director since 1997
                                          Member of the Nominating Committee

     Mr. Rigione has been our Chief Financial Officer since August 2000. From August 1999 to August 2000, Mr. Rigione was our Senior Vice
President -- International. From April 1996 to December 1998, Mr. Rigione was a Managing Director and Global Head of Asset Securitization for HSBC Markets, the capital markets subsidiary of HongKong Shanghai Banking Corporation. Mr. Rigione holds a B.A. from Fairfield University and an M.B.A. from Columbia University. Mr. Rigione is 43 years old.

HOW ARE DIRECTORS COMPENSATED?

     Although we reimburse members of the Board of Directors for their out-of-pocket expenses associated with their participation on the Board and its committees, Directors receive no regular compensation for their service. However, from time to time we have recognized the services of our Directors by granting them stock options. In all cases, continuous vesting is contingent upon the holder being a member of our Board of Directors on each vesting date. The following is a summary of options granted for service as a Director.

     Jack M. Antonini: On October 11, 2000, we granted Jack Antonini a ten-year, non-statutory stock option for 50,000 shares of our common stock exercisable at $8.00 per share, the closing price of the common stock on the business day preceding the grant date. This option vests in semi-annual increments of 20% commencing April 26, 2001.

     Jeffrey D. Brody: On March 11, 1999, we granted Jeffrey Brody a ten-year, non-statutory stock option for 45,000 shares of our common stock exercisable at $6.667 per share, which the Board of Directors determined to be the then fair market value of the common stock. This option vests in semi-annual increments of 12.5% commencing August 26, 1997, the date Mr. Brody first became a member of our Board of Directors. On November 29, 2000, we granted Mr. Brody a ten-year, non-statutory stock option for 50,000 shares of our common stock exercisable at $7.8125 per share, the closing price of the common stock on the business day preceding the grant date. This option vests in semi-annual increments of 14.29% commencing June 6, 2001.

     Daniel R. Eitingon: On November 29, 1999, we granted Daniel Eitingon a ten-year, non-statutory stock option for 50,000 shares of our common stock exercisable at $32.875 per share, the closing price of the common stock on the business day preceding the grant date. This option vests in semi-annual increments of 16.667% commencing November 29, 1999. On October 19, 2000 we granted Mr. Eitingon a ten-year, non-statutory stock option for 50,000 shares of our common stock exercisable at $7.50 per share, the closing price of the common stock on the business day preceding the grant date. Mr. Eitingon's option vests in semi-annual increments of 25%, with vesting commencing on May 29, 2001.

     Safi U. Qureshey: On May 15, 1997, we entered into a consulting agreement with Mr. Qureshey. At that time, Mr. Qureshey was not one of our directors. Mr. Qureshey's consulting agreement provided that, in exchange for consulting services related to our early stage financing efforts, Mr. Qureshey received a fully vested, five-year warrant to acquire 70,677 shares of our common stock exercisable at $0.556 per share. In addition, Mr. Qureshey also received a five-year warrant to acquire 95,963 shares of our common stock exercisable at $0.556 per share; this warrant was to have vested semi-annually in eight equal increments, subject to our right to terminate Mr. Qureshey's consultancy. On April 29, 1998, Mr. Qureshey surrendered this second warrant in exchange for a ten-year, non-statutory stock option for 95,963 shares of our common stock, exercisable at $0.056 per share, which the Board of Directors determined to be the then fair market value of the common stock. This option vests in semi-annual increments of 12.5% commencing May 15, 1997, the date Mr. Qureshey first became a member of our Board of Directors. On November 29, 2000, we granted Mr. Qureshey a ten-year, non-statutory stock option for 50,000 shares of our common stock exercisable at $7.8125 per share, the closing price of the common stock on the business day preceding the grant date. This option vests in semi-annual installments of 14.29% commencing on June 6, 2001.

     Bruce G. Rigione: On April 29, 1998, we granted Bruce Rigione a ten-year, non-statutory stock option for 67,500 shares of our common stock exercisable at $0.056 per share, which the Board of Directors determined to be the then fair market value. At that time, Mr. Rigione was not an employee of NextCard. This option vests in semi-annual increments of 12.5% commencing March 11, 1997, the date Mr. Rigione first became a member of our Board of Directors.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2000?

     The Board of Directors met eight (8) times, and acted by Unanimous Written Consent three (3) times, during fiscal 2000. Each director attended more than 75% of the total number of meetings or actions of the Board and Committees on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has standing Nominating, Audit and Compensation Committees.

     NOMINATING COMMITTEE. The Nominating Committee is responsible for screening and nominating candidates for election to our Board of Directors. Any stockholder wishing to propose a nominee to our Board should submit a recommendation in writing to NextCard's Corporate Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The members of the Nominating Committee are Messrs. Lent and Rigione. The Nominating Committee acted by Unanimous Consent once in 2000.

     AUDIT COMMITTEE. The Audit Committee, among other things, makes recommendations to the Board of Directors concerning the engagement of independent accountants, monitors and reviews the quality and activities of the internal audit and quality assurance functions and monitors the results of NextCard's operating and internal controls as reported by management and the independent accountants. The members of the audit committee are Messrs. Qureshey (Chair) Antonini and Eitingon, each of whom is independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. In fiscal 2000, the Audit Committee met seven (7) times. The functions of the Audit Committee are more particularly described in the following Report of the Audit Committee.

                         REPORT OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to oversee NextCard's financial reporting process and to ensure the integrity of, and compliance with, NextCard's internal audit functions, including its systems of internal controls. The Audit Committee has adopted a written charter, a copy of which is attached hereto as Exhibit A.

     NextCard's management has primary responsibility for its financial statements. The Audit Committee reviews and discusses with management and the independent accountants NextCard's audited financial statements. The Audit Committee's review included discussion with the independent accountants of the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee reviews with management and with the independent accountants NextCard's quarterly results prior to each release of earnings.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed with the independent accountants their independence from NextCard and its management, and has considered whether the provision of non-audit services to NextCard is compatible with maintaining the independent accountants' independence. These discussions included the disclosures required to be made by the independent accountants to the Audit Committee by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Audit Committee has discussed with NextCard's internal auditor and independent accountants the overall scope and plans for their respective audit programs, and reviews periodically the results of those examinations, their evaluations of the Company's internal controls and the overall quality of NextCard's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that NextCard's audited financial statements be included in NextCard's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          AUDIT COMMITTEE

                                          Safi U. Qureshey, Chair
                                          Jack M. Antonini
                                          Daniel R. Eitingon

     COMPENSATION COMMITTEE. The compensation committee reviews and approves the salary, stock option and stock purchase grants, benefits and other compensation of the Chief Executive Officer and reviews and approves policies regarding the compensation of other senior officers. In addition, the Compensation Committee serves as the Administrator of the 1997 Stock Plan and the Employee Stock Purchase Plan, and will review and make recommendations to the Board of Directors with respect to certain employment contracts. The members of the compensation committee are Messrs. Brody and Qureshey, both of whom are "independent" directors of NextCard. In fiscal 2000, the Compensation Committee acted by Unanimous Written Consent thirteen (13) times.

                             EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee and the stock performance graph and table presented elsewhere in this proxy statement do not constitute solicitation material and should not be deemed filed or incorporated by reference into any other NextCard filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference therein.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2000.

WHAT IS NEXTCARD'S COMPENSATION PHILOSOPHY FOR EXECUTIVE OFFICERS?

     Our compensation program for executives consists of three key elements: base salary; performance-based annual bonus; and periodic grants of stock options. NextCard and the Compensation Committee believe that incorporating these three elements into a single compensation program allows us to approach the highly competitive environment in which we operate with flexibility. In addition, this three-part approach ensures that our executive officers are compensated in a way that advances both the short- and long-term interests of stockholders by placing a high proportion of their total compensation -- specifically, the annual bonus and stock option components -- "at risk." The annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to our overall performance, as well as the overall performance of NextCard. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of our stockholders.

     BASE SALARY. Base salaries for our executive officers, as well as changes in such salaries, are set by our Chief Executive Officer, John Hashman, in consultation with our Chairman of the Board and Chief Strategy Officer, Jeremy Lent, and take into account such factors as competitive industry salaries, a subjective assessment of the nature of the position, the contribution and experience of the officer and the length of the officer's service.

     ANNUAL BONUS. We have no formal bonus plan; rather, the Compensation Committee reviews, on an annual basis, NextCard's performance and, in its sole determination, may recommend to the Board the establishment of a company-wide bonus pool following each fiscal year. The size of the bonus pool is based upon a subjective assessment of overall company and individual business unit performance and the extent to which we achieved our overall financial and operational goals. We also consider the competitive environment in which we operate when considering overall compensation of our employees. The amount of the bonus pool is subject to the approval of the Board of Directors.

     Once the overall bonus pool has been approved, our senior management makes individual bonus recommendations to the Chief Executive Officer, within the overall limits established by the Compensation Committee, for eligible employees based upon an evaluation of their individual contributions and performance. Bonus awards are based in part on an individual's performance and in part on one or more selected business metrics, such as revenue, account acquisition cost and the effectiveness of our risk management efforts. Mr. Lent makes bonus recommendations with respect to the Chief Executive Officer to the Compensation Committee.

     STOCK OPTIONS. We grant stock options to each full-time employee. In addition, each full-time employee's performance is reviewed not less than annually, as well as in cases of promotion, with the objective of considering an additional grant of stock options. The Compensation Committee is the Administrator of our stock option plan, and has designated the Chief Executive Officer as the Administrator for grants (initial as well as additional) of 10,000 shares or less. Each option typically vests 25% on the first anniversary of the Vesting Commencement Date (which date is set by the Administrator at the time of grant), with the remaining 75% vesting in 36 equal monthly increments, such that the option is fully vested on the fourth anniversary of the grant.

HOW IS OUR CHIEF EXECUTIVE OFFICER COMPENSATED?

     John V. Hashman has been our Chief Executive Officer since August 2000. The Compensation Committee, with the advice and participation of Jeremy Lent, our Chairman of the Board and Chief Strategy Officer, reviews Mr. Hashman's compensation annually using the same criteria and policies as are employed for other executive officers, as well as such other factors as the Compensation Committee may deem appropriate. When Mr. Hashman became Chief Executive Officer, his salary was increased from $180,000 per year to $300,000 per year by the Compensation Committee in consideration of a variety of factors, including his leadership skills, his ability to accept the increased scope and responsibility of the CEO position and comparisons of CEO compensation levels for companies of similar size and maturity.

     Prior to August 2000, Jeremy Lent served as our Chairman of the Board and Chief Executive Officer. In January 1999, we entered into an employment agreement with Mr. Lent. In August 2000, in conjunction with Mr. Lent's acceptance of the newly created title of Chairman of the Board and Chief Strategy Officer, we amended his employment agreement in certain respects, more particularly described in "Employment Agreements" on page 14.

INTERNAL REVENUE CODE SECTION 162(m) LIMITS ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid in any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of the fiscal year, unless such compensation is performance-based. It is the Compensation Committee's policy to qualify, to the maximum extent possible, our executives' compensation for deductibility under applicable tax laws. The limitations imposed by Section 162(m) have not had, and are not expected to have, a material effect on us or our compensation programs.

                                          COMPENSATION COMMITTEE

                                          Jeffrey D. Brody
                                          Safi U. Qureshey

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between any member of our Board of Directors or any of our executive officers and the Board of Directors or the compensation committee (or equivalent body) of any other company, nor has any interlocking relationship existed in the past.

                               STOCK PERFORMANCE

     Our common stock began trading on the Nasdaq National Market on May 14, 1999. The following graph provides a comparison of the cumulative total stockholder return for NextCard, the Nasdaq National Market (U.S.) Index, the Monoline Credit Card Company Index, the S&P 500 and the eFinance Index for the twenty months starting on that date and ending on December 31, 2000. These indices are provided for comparison purposes only, and do not necessarily reflect our views about what may be an appropriate measure of relative performance. Further, the presentations of these performance measurements are not intended to forecast, or be indicative of, possible future performance of our common stock.

     Total return assumes an initial investment of $100 and reinvestment of dividends. The Monoline Credit Card Company Index has been constructed by NextCard as an industry index for purposes of the performance graph, and is composed of Capital One Financial Corporation, Providian Financial Corp., Bank One Corporation and MBNA Corporation, each of which is a financial services company whose main line of business is the sale and management of credit cards. The eFinance Index has been constructed by NextCard as an industry index for purposes of the performance graph, and is composed of Ameritrade Holding Corporation, NetBank, Inc., InsWeb Corporation, E*Trade Group, Inc. and Mortgage.com, Inc., companies who participate in Internet-based business-to-consumer commerce.

                     CUMULATIVE TOTAL RETURN FOR NEXTCARD,
          THE MONOLINE CREDIT CARD COMPANY INDEX, THE EFINANCE INDEX, THE NASDAQ NATIONAL MARKET INDEX AND THE S&P 500 STOCK INDEX

                              [PERFORMANCE GRAPH]

             COMPARISON OF QUARTERLY CUMULATIVE TOTAL RETURN AMONG NEXTCARD, THE MONOLINE CREDIT CARD COMPANY INDEX, THE EFINANCE INDEX,
          THE NASDAQ NATIONAL MARKET INDEX AND THE S&P 500 STOCK INDEX

                  5/14/99   6/30/99   9/30/99   12/31/99   3/31/00   6/30/00   9/30/00   12/31/00   3/31/01
                  -------   -------   -------   --------   -------   -------   -------   --------   -------
NextCard          $100.00   $169.69   $122.50   $144.38    $76.48    $42.50    $45.47    $ 40.00     $51.56
Monoline Index    $100.00   $100.08   $74.84    $ 89.70    $89.34    $89.20    $133.47   $113.83     $96.50
eFinance Index    $100.00   $79.33    $51.39    $ 51.16    $36.37    $19.88    $22.45    $  9.08     $ 8.74
Nasdaq            $100.00   $106.26   $108.64   $160.98    $180.90   $156.90   $145.29   $ 97.73     $72.80
S&P 500           $100.00   $102.61   $95.88    $109.83    $112.02   $108.73   $107.38   $ 98.69     $86.73

                      EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information concerning total compensation earned by or paid to our Chief Executive Officer and our four other most highly compensated executive officers (the "named executive officers") for services rendered during the 2000 fiscal year.

                                                                                       LONG-TERM
                                                           ANNUAL COMPENSATION(1)    COMPENSATION
                                                           ---------------------------------------
                                                                                       NUMBER OF
                                                                                     STOCK OPTIONS
           NAME AND PRINCIPAL POSITION             YEAR     SALARY        BONUS         GRANTED
           ---------------------------             ----    ---------    ---------    -------------
Jeremy R. Lent(2)................................  2000    $338,462     $350,000             -0-
Chairman of the Board and Chief Strategy Officer   1999    $262,500     $325,000         150,000
                                                   1998    $209,375     $175,000       1,350,000
John V. Hashman(3)...............................  2000    $230,000     $240,000       1,350,000
Chief Executive Officer                            1999    $146,667     $100,000         105,000
                                                   1998    $115,000     $ 50,000         225,000
Yinzi Cai(4).....................................  2000    $188,830     $210,000         700,000
President and Chief Operating Officer              1999    $125,000     $100,000         155,000
                                                   1998    $ 93,333     $ 50,000         171,000
Timothy J. Coltrell(5)...........................  2000    $187,577     $ 80,000             -0-
Chief Operating Officer                            1999    $155,000     $100,000          50,000
                                                   1998    $129,167     $ 50,000             -0-
Steven C. Rubinow................................  2000    $192,051     $100,000         900,000
Chief Technology Officer                           1999         n/a          n/a             n/a
                                                   1998         n/a          n/a             n/a

---------------
(1) We provide the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. No other items of compensation were paid to any of the named individuals for any of the periods indicated. NextCard does not, at this time, make matching contributions to its 401(k) Plan.

(2) On July 20, 2000, we amended our employment agreement with Mr. Lent. Pursuant to that amendment, Mr. Lent accepted the position of Chairman of the Board and Chief Strategy Officer at a base salary for 2000 of $350,000 per year and a bonus (subject to Mr. Lent's satisfaction of performance goals corresponding to those set by the Compensation Committee for NextCard's management) of up to 100% of his 2000 base salary. Mr. Lent's salary and bonus for 2001 and beyond will be reviewed by the Compensation Committee and ratified by the Board of Directors.

(3) Mr. Hashman was appointed President and Chief Financial Officer in March 2000, and was appointed President and Chief Executive Officer and a member of the Board of Directors in August 2000.

(4) Ms. Cai was appointed President and Chief Operating Officer in February
    2001.

(5) Mr. Coltrell resigned as Chief Operating Officer on January 1, 2001.

             OPTION GRANTS AND EXERCISES AND VALUES FOR FISCAL 2000

     The following table sets forth certain information concerning certain individual grants of stock options made during 2000 for our Chief Executive Officer and our four other most highly compensated executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE
                                         PERCENT OF                                VALUE AT ASSUMED
                            NUMBER OF      TOTAL                                ANNUAL RATES OF STOCK
                            SECURITIES    OPTIONS                               PRICE APPRECIATION FOR
                            UNDERLYING   GRANTED TO                                  OPTION TERM
                             OPTIONS     EMPLOYEES     EXERCISE   EXPIRATION   ------------------------
           NAME              GRANTED      IN 1999       PRICE        DATE        5%($)        10%($)
           ----             ----------   ----------    --------   ----------   ----------   -----------
Jeremy Lent...............    -0-          n/a           n/a         n/a          n/a           n/a
Yinzi Cai.................   150,000                   $15.6875   3/16/2010    $1,479,868   $ 3,750,275
                             250,000                   $9.84375   7/15/2010    $1,547,670   $ 3,922,101
                             300,000       7.8%         $5.25     12/20/2010   $  990,509   $ 2,510,144
                             -------      -------
Timothy J. Coltrell.......    -0-          n/a           n/a         n/a          n/a           n/a
John V. Hashman...........   500,000                   $15.6875   3/16/2010    $4,932,892   $12,500,917
                             850,000      15.0%        $8.84375    8/1/2010    $4,727,519   $11,980,461
                             -------      -------
Steven C. Rubinow.........   150,000                   $15.6875   3/16/2010    $1,479,868   $ 3,750,275
                             150,000                   $8.9375    6/22/2010    $  843,112   $ 2,136,611
                             300,000       6.7%         $8.25     6/22/2010    $1,556,514   $ 3,944,513
                             -------      -------

               AGGREGATED OPTION EXERCISES DURING FISCAL 2000 AND
                     OPTION VALUES ON DECEMBER 31, 2000(1)

                             NUMBER OF
                              SHARES       AGGREGATE
                             ACQUIRED        VALUE               NUMBER OF               VALUE OF UNEXERCISED
                               UPON         REALIZED        UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                            EXERCISE OF       UPON      ---------------------------   ---------------------------
          NAME                OPTIONS       EXERCISE    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             -------------   ----------   -----------   -------------   -----------   -------------
Jeremy R. Lent...........     -0-             n/a         793,750         650,000     $5,901,000     $4,283,438
John V. Hashman..........     250,000      $2,000,000     148,438       1,564,062     $  916,216     $1,189,359
Yinzi Cai................      81,105      $  648,840     107,616         906,854     $  451,407     $  932,979
Timothy Coltrell.........     296,158      $2,369,264      77,864         134,135     $  503,638     $  784,561
Steven Rubinow(2)........     -0-             n/a          -0-            819,000        -0-            -0-

---------------
(1) In accordance with the rules and regulations of the Securities and Exchange Commission, the values given in the table have been calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $8.00, the closing price of our common stock as quoted by Nasdaq National Market System on December 29, 2000.

(2) Includes 69,000 stock purchase rights, with an exercise price of $0.10 per share, granted to Mr. Rubinow when he joined NextCard.

     EMPLOYMENT AGREEMENTS. In January 1999, we entered into an employment agreement with Jeremy Lent, then our Chairman of the Board and Chief Executive Officer. In July 2000, we amended this employment agreement in conjunction with Mr. Lent's acceptance of the newly created office of Chairman of the Board and Chief Strategy Officer.

     The employment agreement as amended provides for a base 2000 salary of $350,000 per year, provided that the Board may, in its sole discretion, increase Mr. Lent's salary in the good faith discretion of the Board of Directors. The Board may also decrease Mr. Lent's salary as part of a good faith general reduction of salaries of NextCard's executive officers.

     In addition to Mr. Lent's base salary, Mr. Lent's employment agreement provides that he is eligible to receive an annual performance bonus of not less than 100% of his then-current base salary, subject to the achievement of performance goals similar to those for NextCard's executive officers, as determined annually by the Board of Directors or the Compensation Committee.

     Mr. Lent may terminate his employment agreement at any time upon 30 days prior written notice. If such termination is for "good reason," Mr. Lent will receive:

     - a lump sum severance payment equal to 24 times his highest monthly base salary during the 12-month period immediately preceding the date of termination;

     - full acceleration of the vesting provisions governing any stock options and restricted stock held by him;

     - health plan, life insurance and disability insurance coverage for a period of 24 months after the date of termination; and

     - any bonus that would otherwise have been paid to him, prorated through the date of termination.

     "Good reason" is defined in the agreement to include an adverse change in Mr. Lent's position, duties and responsibilities or status, reductions in Mr. Lent's base salary, certain geographic office relocations, our failure to provide Mr. Lent with reasonable support or to continue certain material benefits, or our material breach of Mr. Lent's employment agreement.

     We may terminate Mr. Lent's employment for any reason without "cause" upon 30 days prior written notice, in which case Mr. Lent will receive:

     - a lump sum severance payment equal to 24 times the higher of his monthly base salary in effect on the date of notice of termination and his monthly base salary rate in effect six months prior to the termination date;

     - reasonable outplacement services;

     - health plan, life insurance and disability insurance coverage for a period of 24 months after the date of termination;

     - full acceleration of the vesting provisions governing any stock options and restricted stock held by him; and

     - any bonus that would otherwise have been paid to him, prorated through the date of termination.

     We may also terminate Mr. Lent's employment agreement upon his death or disability or for "cause." If the termination is due to death or disability, then half of the remaining balance of any unvested options held by Mr. Lent and all of the remaining balance of any restricted stock held by him will immediately become fully vested. In addition, we will continue to pay to Mr. Lent (or his estate) an amount equal to his base salary for 12 months following any such termination.

     No other executive officer is party to any employment agreement with NextCard.

     CHANGE OF CONTROL ARRANGEMENTS. Upon the occurrence of certain events deemed under NextCard's 1997 Stock Plan (the "Plan") to constitute a "change in control" of NextCard, the Plan provides that all options and stock purchase rights that are not assumed or substituted with equivalent options or stock purchase rights by the successor immediately shall become vested. The Plan also provides that, in the event of a merger, reorganization or other event of recapitalization, the number and/or exercise price of any option or stock purchase right will be appropriately adjusted.

     On December 22, 1999 the Compensation Committee approved, and on January 27, 2000 the Board of Directors ratified, (i) amendments to the previously issued stock option agreements, and (ii) additions to future stock option agreements covering option grants to certain members of NextCard's senior management team. These amendments provide that, in the event of a "change of control" of NextCard and the optionee's termination (either by the successor entity without "cause" or by the optionee for "good reason"), 50% of the optionee's then-unvested options will accelerate and become fully vested. Currently, the option agreements of

Messrs. Hashman, Rigione and Rubinow, Ms. Cai and Robert Linderman, NextCard's General Counsel & Secretary, contain such provisions.

     CERTAIN TRANSACTIONS. On December 12, 2000, the Compensation Committee approved the repurchase of a total of 358,924 shares of common stock from Messrs. Hashman and Linderman and Ms. Cai. All of the repurchased shares were acquired in 2000 by these persons pursuant to the exercise of incentive stock options. The repurchases were consummated on December 13, 2000 for $7.604167 per share, the average of the closing price of our common stock, as reported on the Nasdaq National Market System for the 15 trading days prior to the repurchase date. The repurchases were "disqualifying dispositions" for tax purposes, which resulted in each of the sellers recognizing ordinary income in an amount equal to the difference between the purchase price and the exercise price of the underlying stock options. Absent the repurchases, each of these persons would have been subject to alternative minimum tax on the difference between the fair market value of the shares acquired on the option exercise date and the stock option exercise price.

     The repurchases totaled $2,729,319, with each of the sellers receiving only that amount of cash needed by each of them to pay certain margin calls and other brokerage expenses and estimated federal and state taxes attributable to the increase in their ordinary incomes as a result of the disqualifying dispositions. The balance of the purchase price, approximately $733,990, is represented by notes payable by NextCard to the sellers. These notes bear simple interest at 7% per annum, and are due and payable on December 13, 2005, or earlier if NextCard meets certain financial milestones or in the event we terminate the executive's employment without cause.

     In 2000, NextCard made loans to certain employees, including Ms. Cai, for the purpose of meeting tax and brokerage loan expenses. At December 31, 2000, $564,175, including $275,793 to Ms. Cai, was outstanding. All loans bear simple interest at 8%, are repayable immediately if the borrower ceases to be employed by NextCard and are secured primarily by the employee's vested and unvested stock options and secondarily by the employee's holdings of NextCard common stock.

     On January 1, 2001, Timothy J. Coltrell resigned as NextCard's Chief Operating Officer. Pending the negotiation of a formal consulting arrangement, Mr. Coltrell has agreed to consult with NextCard on an informal basis for $10,500 per month plus reasonable and customary expenses.

     On September 1, 2000, Daniel D. Springer resigned as Chief Marketing Officer. In connection with Mr. Springer's resignation, NextCard agreed to amend the vesting arrangements under his March 6, 1998 option agreement such that the then-unvested portion of that option agreement, covering 151,407 shares of NextCard's common stock, would become fully vested and exercisable during the 90-day period commencing on March 1, 2002, subject to Mr. Springer not having accepted employment with any company that competes with NextCard.

                                     ITEM 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     We have appointed Ernst & Young LLP as NextCard's independent accountants for the fiscal year ending December 31, 2001. Ernst & Young LLP has served as our independent accountants since 1998, the first year we produced audited financial statements. Services provided to us and our subsidiaries by Ernst & Young LLP in fiscal 2000 included the examination of our consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax and business process matters.

     Representatives of Ernst & Young LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

     In the event stockholders do not ratify the appointment of Ernst & Young LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

     In connection with the rules and regulations of the Securities and Exchange Commission, NextCard is required to disclose the fees billed by its independent auditors for services rendered for the fiscal year ended December 31, 2000.

     AUDIT FEES. The aggregate fees for professional services rendered by Ernst & Young in connection with (i) the audit of NextCard's annual financial statements set forth in NextCard's Annual Report on Form 10-K for the year ended December 31, 2000 and (ii) the review of NextCard's Quarterly Reports on Form 10-Q for 2000 was approximately $283,500.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no professional services rendered by Ernst & Young in 2000 relating to financial information systems design and implementation.

     ALL OTHER FEES. The aggregate fees for all other professional services rendered by Ernst & Young in 2000 were approximately $180,647. These fees included non-audit related professional services for consultation on tax planning and compliance. These fees also include other related audit fees of $85,078, which represents securitization transactions, internal control and compliance procedures related to the securitization trusts, accounting consultations and registration statements.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION
                                       OF
 THE APPOINTMENT OF ERNST & YOUNG LLP AS NEXTCARD'S INDEPENDENT ACCOUNTANTS FOR
                                  FISCAL 2001.

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     ADVANCE NOTICE PROCEDURES. Under our By-laws, no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting (which includes stockholder proposals that we are required to include in our proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in the By-laws) no later than April 8, 2002 nor earlier than March 8, 2002. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2001 may do so by following the procedures prescribed in SEC Rule 14a-8 and our By-laws. To be eligible for inclusion, stockholder proposals must be received by our Corporate Secretary no later than March 6, 2002.

     PROXY SOLICITATION COSTS. The proxies being solicited hereby are being solicited by NextCard. The cost of soliciting proxies in the enclosed form will be borne by NextCard. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

     ANNUAL REPORT ON FORM 10-K. A copy of NextCard's Annual Report on Form 10-K for the year ended December 31, 2000 accompanies this Proxy Statement. An additional copy will be furnished without charge to beneficial stockholders or stockholders of record upon request to Investor Relations, NextCard, Inc., 595 Market Street, Suite 1800, San Francisco, CA 94105 or by calling (415) 836-9700. It is also available in digital form for download or review by visiting the Investor Relations section of www.nextcard.com.

                                          By order of the Board of Directors,

                                          /s/ ROBERT LINDERMAN

                                          ROBERT LINDERMAN
                                          General Counsel & Secretary

April 30, 2001

                                   EXHIBIT A

                                 NEXTCARD, INC.
                            AUDIT COMMITTEE CHARTER

I. THE PRINCIPAL OBJECTIVES OF THE AUDIT COMMITTEE SHALL BE AS FOLLOWS:

     1. To oversee the financial reporting process by identifying, understanding and assessing the risk of each of the factors composing the financial reporting process;

     2. To oversee the establishment and maintenance of the internal controls systems and all material Company policies and procedures;

     3. To serve as the Audit Committee for NextBank, N.A., the Company's wholly owned subsidiary, to the extent consistent with statutory and regulatory requirements;

     4. To oversee and monitor compliance with all applicable State and Federal Regulations;

     5. To oversee and monitor compliance with the Community Reinvestment Act and;

     6. To report to the Board of Directors on the findings of the Audit Committee and to recommend such action as the Audit Committee shall deem necessary or appropriate.

II. THE AUDIT COMMITTEE SHALL BE STRUCTURED AS FOLLOWS:

     1. The Audit Committee shall be composed of not less than three (3) members of the Board of Directors. None of the Audit Committee members shall be employees of NextCard, Inc. or any of its subsidiaries. The Audit Committee may request that management appoint an officer of the Company to serve as Secretary to the Audit Committee.

     2. Members of the Audit Committee shall be appointed from time to time by the Board of Directors. Members shall serve at the pleasure of the Board, or until their successors have been elected and have taken office.

     3. The Audit Committee shall meet not less than four (4) times each calendar year, or as determined by resolution of the Committee.

     4. Management shall prepare an agenda for each meeting of the Audit Committee. Such agenda shall take into account all of the responsibilities of the Audit Committee, as set forth below.

III. THE DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE SHALL BE AS FOLLOWS:

     1. The Audit Committee shall review with management the selection, retention or termination of the external auditors, and recommend to the Board of Directors such action as may be necessary or appropriate.

     2. The Audit Committee shall review periodically the independence of the external auditor, including but not limited to a review of all arrangements between the external auditor and the Company. At such time, the Audit Committee shall review all audit and non-audit fees for the most recent fiscal year, and consider whether any non-audit services provided or proposed to be provided to the Company by the external auditor are compatible with maintaining the independence of the external auditor.

     3. The Audit Committee shall meet with such members of management as it deems necessary or appropriate to further expand the members' knowledge of the Company and its operation.

     4. The Audit Committee shall meet with management and with the external auditor to:

        a. Review and discuss the audited financial statements and the results of the annual audit prior to the filing of the Company's Form 10-K;

        b. Review and discuss the Company's interim financial statements prior to the filing of the Company's Form 10-Q;

        c. Discuss the internal controls systems of the Company and its subsidiaries;

        d. Review the "management" letter or other guidance given by the external auditor to the Company in connection with the annual audit; and

        e. Review the impact of new or proposed accounting, regulatory and auditing pronouncements.

     5. The Audit Committee shall meet with the Chief Financial Officer to:

        a. Review accounting policies and internal controls;

        b. Review internal and external audit recommendations;

        c. Review the financial statements of the Company and its subsidiaries;

        d. Review the negotiations with the external auditors with respect to audit plans, audit scope, audit fees (including number of hours) and the degree of coordination between the Internal Audit Department and the external auditors.

        e. Review the impact of new or proposed accounting, regulatory and auditing pronouncements; and

        f. Review management's decisions to seek a review of significant accounting issues with an accounting firm other than the external auditors.

     6. The Audit Committee shall meet with the General Counsel and the Director of Compliance to:

        a. Review the internal compliance program;

        b. Review the findings of internal compliance reviews;

        c. Review significant employee or other irregularities;

        d. Ensure compliance with the Bank Secrecy Act;

        e. Ensure compliance with the Community Reinvestment Act;

        f. Ensure that the organization is compliant with all State and Federal laws and regulations and;

        g. Review the organization's Compliance Training Program.

     6. The Audit Committee shall meet with the Director of Internal Audit to:

        a. Review the findings of internal audits;

        b. Review the internal audit program;

        c. Review compliance with corporate policies; and

        d. Review such other matters as are identified by the Director of Internal Audit as appropriate for consideration by the Audit Committee.

IV. IT SHALL BE THE POLICY OF THIS COMPANY THAT THE AUDIT COMMITTEE SHALL HAVE FULL AUTHORITY AND RESOURCES SUFFICIENT TO DISCHARGE ITS DUTIES AND RESPONSIBILITIES, AS SET FORTH HEREIN.

                                      PROXY

                                 NEXTCARD, INC.
                                595 Market Street
                                   Suite 1800
                             San Francisco, CA 94105

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Jeremy Lent, John Hashman and Robert Linderman, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of NextCard, Inc. (the "Company") held of record by the undersigned on April 16, 2001 at the Annual Meeting of Stockholders, to be held on June 6, 2001, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
              "FOR" BOTH NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2
--------------------------------------------------------------------------------

Check this box to cast your vote in accordance with the recommendations of the Board of Directors [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

                              For All Nominees             Withhold As To
                              Except As Noted              All Nominees
                              Below

1. Election of Directors            [ ]                         [ ]

Or Check the box for the Director(s) from whom you wish to withhold your vote:

        Jeffrey D. Brody      [ ]              Safi U. Qureshey      [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

2. Ratify the appointment of Ernst & Young LLP as independent auditors.

                             For        Against        Abstain

                             [ ]          [ ]            [ ]

In their discretion, the proxy holders we authorized to vote upon any other business that may properly come before the meeting.